Leveraging Intellectual Capital Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
Certain statements in this presentation constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
For a discussion of these factors, we refer you to the Company's Annual
Report on Form 10-K as of and for the year ended December 31, 2004 and all other reports filed by the Company thereafter.
In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved.
FORWARD-LOOKING STATEMENTS

Background
Public company since 1999
Leadership change in May 2000
– Since then, we have invested over $450 million to acquire
receivables with a face value of more than $15.7 billion
Core business is the purchasing and collecting of charged-off consumer receivables at deep discounts
Recently acquired the leading consumer bankruptcy services
company
Unique business model based on consumer level analytics
Industry leader in consumer debt management

Strategic Vision
Leverage analytics to build the leading company in the distressed consumer space
– Continuously improve our differentiated analytical capabilities utilized for both acquiring and managing portfolios
Continue to grow the profitable core business of purchasing unsecured defaulted consumer receivables
– Focus on larger transactions to mitigate competition
– Improve liquidation and increase efficiency of our business processes
Build new businesses with high barriers to entry and growth potential centered around the management of distressed consumers
– Strategic acquisitions (e.g., Ascension Capital)
– Organic growth (e.g., Healthcare business)

4 The Distressed Consumer Debt Industry

Industry Dynamics
Highly fragmented industry with more than 6,500 players
(95% of them have less than $8mm in revenue)
– Few large, sophisticated competitors
– Most buyers tend to specialize in a particular asset class, delinquency range and / or geographic location
– Most buyers have limited analytical tools and narrow range of collection methods
Credit originators have increasingly sought to outsource the management of their defaulted receivables
Pricing has risen and at current levels some new entrants may not realize desired profits

Catalysts for Growth
$1,174
$1,743
$2,239
$2,786
1995 2000 2005E 2010E
Consumer Debt Other Drivers
($ billions)
Source: Historical data from Federal Reserve; forecasted data from Global Insight
Increase in the minimum payment
to 4% from 2%
Ripple effect after repricing of
adjustable rate mortgages
Increase in volume outside the
traditional credit card portfolios
– Auto deficiencies
– Medical
– Telecom
Change in bankruptcy law driving
more Chapter 13’s

7 Our Company

Encore’s Differentiated Approach to Business
Buy Right
Collect Well
Strategic
Growth
Demand
Professional
and Ethical
Behavior
Consumer level analytics
Multiple collection
strategies
Strong management
team
Focus on
innovation
Manage
Expenses

Goal is to Buy Right
Account level analytics allow us to
effectively target broad purchase
distribution
– Provides ability to create positively
selected deals
– Enables us to buy accounts from
competitors
– Applies to alternative paper types
Strong relationships with nation’s largest
credit grantors
Months Since Face Value % of Total Face
Charge-off ($ billions) Purchased
0 – 6 $2.3 15%
7 – 12 $1.7 10%
13 – 18 $2.1 14%
19 – 24 $0.9 6%
25 – 36 $4.9 31%
37+ $3.8 24%
Total $15.7 100%
¹ All purchases from mid-2000 through September 2005
Purchase distribution¹ Balanced acquisition strategy

Proprietary account
allocation software
Legal outsourcing
collections
Third-party agency
outsourcing
Call center collections
Mailing collections
Account sales to
third-parties
Consumer analysis
Use Analytical Approach to Collections
Encore’s collection systems
Continuous feedback
Monitor / no current
work effort

$33.8
$35.8
$38.6
$40.3
$47.1
$46.7
$49.1
$47.7
$64.0
$57.4
$59.9
$53.4
$65.9
$70.4
$83.9
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Which Leads to Strong Collections Growth
2002 2005 2003 2004
Gross Collections
($ millions)

General outbound
calling
New channels
Collection Growth Driven By Innovation, not Replication
Total Collections by Channel Type
18.5%
52.3%
81.5%
47.7%
15.0%
25.0%
35.0%
45.0%
55.0%
65.0%
75.0%
85.0%
Q1
2002
Q2
2002
Q3
2002
Q4
2002
Q1
2003
Q2
2003
Q3
2003
Q4
2003
Q1
2004
Q2
2004
Q3
2004
Q4
2004
Q1
2005
Q2
2005
Q3
2005
(% of total collections)

$19.8
$21.4
$23.1 $22.5
$25.0
$23.2
$23.0
$22.3
$27.4
$25.2
$27.3
$26.9
$31.3
$33.4
$37.0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Leads to Collections Efficiency
Growth fueled through innovation rather than headcount
Monthly collection dollars per employee
($ thousands)
2002 2005 2003 2004
¹
¹ Excludes sale of portfolio of rewritten consumer notes for $4.0 million
580
557
592
628
672
711 712
729
759
731
728
670
701
757
703
Average employees, ex. Ascension

Versus our Peers, We Collect More
Peer 1
Encore Capital
Cumulative Collections as a % of Purchase Price
2001 Vintage
266%
206%
121%
36%
354%
294%
193%
79%
0%
50%
100%
150%
200%
250%
300%
350%
400%
Year 1 Year 2 Year 3 Year 4
90%
30%
100%
39%
16%
26%
0%
20%
40%
60%
80%
100%
120%
Year 1 Year 2
342%
289%
209%
125%
39%
403%
359%
284%
197%
56%
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
Year 1 Year 2 Year 3 Year 4 Year 5
187%
120%
40%
228%
165%
67%
0%
50%
100%
150%
200%
250%
Year 1 Year 2 Year 3
2003 Vintage
2002 Vintage
2004 and 2005 Vintages

Encore call center collector hiring and
retention process
20%
76%
2000 Q3 2005 YTD
Experienced collectors retention rate
Significant focus is placed on hiring and retaining experienced collectors
Promote Professional and Ethical Behavior
Hiring
– Behavioral test
– Background checks
Training
– 6 months of concentrated
development
Compensation
– Unlimited earnings potential
– Reward consistency

Strategic Steps to Diversify in Complementary Areas and
Enhance our Growth Potential
Auto
Secured loans
Student loans
Telecom
Utilities
Other asset classes / consumer types
Future Areas of Opportunity
Penetration into secured bankruptcy
servicing through Ascension acquisition
Organic expansion into medical
receivables
Active Approach to Broaden Business
Builds upon core credit card charge-off
business by expanding into higher growth
areas
Allows entry into growing niches within the
consumer debt recovery business
Affords significant cross-selling
opportunities
Strategic Rationale

Ascension Provides Entry into Growing Bankruptcy
Servicing Opportunity
¹ Assuming all secured bankruptcy accounts are outsourced
Acquired in August 2005
– Located in Arlington, Texas
– 197 employees
– 2004 revenue of $12.3 million
Leading position in the largely untapped bankruptcy servicing market
Total estimated market size of $1.2-$1.4 billion in annual fees¹
Strong cross-selling opportunities with core business
Since closing the acquisition, we have added 2 significant new clients

Establishment of our Medical Debt Group Provides Entry into
Growing Healthcare Opportunity
Source: Nilson reports, company websites, internal analysis, press releases
Bad debt in statute
($ billions, 2005E)
Bad debt sold - 2004
($ billions)
$1
$39
Healthcare
debt
Credit card
debt
Healthcare
debt
(publicly disclosed)
Credit card
(not including resales)
$250 – $270
$120 – $160

19 Financial Highlights

CAGR' = 34.1%

CAGR' = 84.8%

Encore Capital Group, Inc.

$0.2
$0.5
$1.6
$1.5
$3.8
$3.3
$3.1
$4.4
$6.0
$5.6
$5.9
$5.7
$7.5
$8.1
$7.8
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
$18.2
$20.1
$24.4
$27.6
$28.1
$28.4
$29.5
$31.5
$42.4
$43.6
$46.5 $46.0
$50.5
$53.8
$59.2
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Strong Financial Results
* Excludes one-time items
¹ YTD through Q3 2005 annualized
Revenue
($ millions)
Net Income
($ millions)
2002 2003 2004 2005
2002
2003
2004 2005
*
*
*
*
*

2002 2003 2004 Q3 2005
$19.5
$71.4
$96.0
$111.1
2002 2003 2004 Q3 2005
Strong Balance Sheet
Stockholders’ Equity Total Debt
$47.7
$41.2
$66.6
$184.7
2002 2003 2004 Q3 2005
($ millions) ($ millions)
0.6x
0.7x
1.7x
2.4x
Total debt / equity

Current Facility
Initiated: June 7, 2005
JPMorgan $35.0
Bank of America 30.0
Bank of Scotland 30.0
California Bank & Trust 25.0
Guaranty Bank 20.0
Citibank 15.0
First Bank 15.0
Standard Federal Bank 15.0
Bank Leumi USA 10.0
Manufacturers Bank 5.0
Total $200.0¹
Previous Facility
Initiated: June 30, 2004
JPMorgan $27.5
Guaranty Bank 12.5
Banco Popular 10.0
Bank of Scotland 10.0
California Bank & Trust 10.0
Bank Leumi 5.0
Total $75.0¹
Access to Capital
¹ Excludes accordion feature allowing for an additional $25mm`
($ millions)

Investment Highlights
Experienced management team
Recent acquisitions diversify asset and revenue base while
enhancing growth
Attractive business model in a changing industry dynamic
Differentiated analytical acquisition and collections approach
Track record of generating superior financial returns